UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2006

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	001-16845	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9337 Milliken Avenue Rancho Cucamonga, CA (Address of principal executive offices)		91730 (Zip Code)

Registrant's telephone number, including area code: (909) 941-5400

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01        Entry into a Material Definitive Agreement.

Amendment to 2007 and 2008 Performance-Based Awards

As described in our Form 8-K filed with the Securities and Exchange Commission on June 1, 2005, and in our Form 8-K filed with the Securities and Exchange Commission on August 29, 2005, certain employees, including executive officers, of PFF Bancorp, Inc. (the "Registrant"), on May 24, 2005 were granted performance-based awards pursuant to the Registrant's 2004 Equity Incentive Plan (the "Plan") and on August 25, 2005, these awards were amended to avoid possible adverse accounting consequences.  Three sets of awards were granted, the first payable after March 31, 2006, the second payable after March 31, 2007 and the third payable after March 31, 2008.

The awards are payable in shares of the Registrant's common stock.  Vesting and payment of the awards will occur only upon the achievement by the Registrant of certain financial targets during the performance measuring periods.  The measurement period for the 2007 awards began on April 1, 2004 and ends on March 31, 2007.  The measurement period for the 2008 awards began on April 1, 2005 and ends on March 31, 2008.  As amended, the Registrant must achieve certain targets in three of the following six performance criteria during the applicable measurement period for awards to be vested: (i) return on average equity, (ii) change in net interest margin, (iii) diluted earnings per share growth percentage, (iv) efficiency ratio, (v) increase in number of deposit households, and (vi) growth in the "Four-Cs" (commercial, construction and land, commercial real estate and equity based consumer loans).  Notwithstanding the foregoing, no award would vest and be paid if the Registrant did not achieve the financial target in the diluted earnings per share growth percentage category.  A detailed description of the awards can be found in our Form 8-K filed on June 1, 2005.  A description of the August 2005 amendments can be found in our Form 8-K filed on August 29, 2005.

On October 25, 2006, the Employee Compensation and Benefits Committee of the Registrant's Board of Directors, as administrator of the Plan, amended the awards payable after March 31, 2007 and after March 31, 2008.  The extent of the amendment was to increase the performance-based share potential, in order to adjust participation levels in recognition of promotions and job reassignments since the adoption of the Plan in May 2005.  Accordingly, participation levels will be prorated for the time the affected individuals are serving in their new roles.  For example, in order to account for Kevin McCarthy's promotion in 2006 to the positions of President and Chief Executive Officer, his participation level will be increased to equate to his original shares, plus one-third of the difference between the prior Chief Operating Officer share level and the new President and Chief Executive Officer share level.  The applicable measurement periods for achievement of the target performance criteria will not change.  Notwithstanding the foregoing, the prorated increase in the award will not vest or be paid if the Registrant does not achieve the financial target in the diluted earnings per share growth percentage category from the date of the grant of the additional shares through the end of the performance periods (that is, October 25, 2006 through March 31, 2007 and October 25, 2006 through March 31, 2008).

The table below sets forth the minimum and maximum number of shares of common stock to be granted under the Plan to each of the Registrant's executive officers affected by the adjusted participation levels, assuming the performance targets are met.

Name/Current Position		2007		2008
		Minimum	Maximum	Minimum	Maximum
Kevin McCarthy President and Chief Executive Officer	Original Level	5,340	17,601	7,970	26,270
	Prorated Addition	1,444	7,811	4,375	23,671
	New Level	6,784	25,412	12,345	49,941
Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer	Original Level	5,340	17,601	7,970	26,270
	Prorated Addition	648	4,406	1,963	13,353
	New Level	5,988	22,007	9,933	39,623
Jerald W. Groene Executive Vice President and Chief Lending Officer	Original Level	3,397	10,921	5,070	16,300
	Prorated Addition	493	1,592	1,494	4,824
	New Level	3,890	12,513	6,564	21,124
Linda Scullin Executive Vice President and Chief Banking Administrator	Original Level	2,915	8,496	4,350	12,680
	Prorated Addition	652	2,392	1,977	7,249
	New Level	3,567	10,888	6,327	19,929
Robert Golish Executive Vice President, Chief Administrative Officer, Chief Information Officer and Senior Counsel	Original Level	2,915	8,496	4,350	12,680
	Prorated Addition	652	2,392	1,977	7,249
	New Level	3,567	10,888	6,327	19,929

Adoption of 2009 Performance-Based Awards

As stated above, on May 24, 2005, certain employees, including executive officers, of the Registrant were granted performance-based awards pursuant to the Plan and on August 25, 2005, these awards were amended.  Three sets of awards were granted, the first payable after March 31, 2006, the second payable after March 31, 2007 and the third payable after March 31, 2008.  As the first set of awards, payable after March 31, 2006, has been paid out, there were remaining two sets of awards, whereas the Plan was designed to maintain three overlapping three year sets of awards.

As such, on October 25, 2006, the Employee Compensation and Benefits Committee of the Registrant's Board of Directors as administrator of the 2006 Equity Incentive Plan (the "2006 Plan") granted a new set of awards payable after March 31, 2009 under the 2006 Plan.  The measurement period for the 2009 awards begins on April 1, 2006 and ends on March 31, 2009.

The table below sets forth the median and maximum number of shares of common stock to be granted to each of the Registrant's executive officers, other employees in the aggregate, and total number of shares to be granted in each year under the Plan assuming the performance targets are met.

Name/ Position	2009
	Median	Maximum
Kevin McCarthy President and Chief Executive Officer	14,500	61,600
Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer	10,900	46,200
Jerald W. Groene Executive Vice President and Chief Lending Officer	7,300	23,500
Linda Scullin Executive Vice President and Chief Banking Administrator	7,300	23,500
Robert Golish Executive Vice President, Chief Administrative Officer, Chief Information Officer and Senior Counsel	7,300	23,500
Other employees	31,300	63,800
Total	78,600	242,100

The performance measures and other terms, not addressed above, for the 2009 awards are unchanged from those of the 2007 and 2008 awards, as described in our Forms 8-K filed with the Securities and Exchange Commission on June 1, 2005 and August 29, 2005.

The form of the 2009 Award Agreement was filed as an exhibit to our Form S-8 filed with the Securities and Exchange Commission on October 25, 2006.

Item 9.01        Financial Statements and Exhibits

      (d)              The following exhibits are filed with this Report:

                        Exhibit No.       Description

                          10.18               Form of Performance-Based Award Agreement payable March 31, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Kevin McCarthy
Kevin McCarthy, President and Chief Executive Officer
Date: October 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.18

Form of Performance-Based Award Agreement payable March 31, 2009 (Incorporated herein by reference from the Exhibits to the Registration Statement on Form S-8 filed on October 25, 2006,

Registration No. 333-138201